[MOUNTAIN GRAPHIC OF THE GABELLI LOGO OMITTED]


                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2001

              [MOUNTAIN GRAPHIC OF THE GABELLI LOGO OMITTED]

        Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.


INVESTMENT OBJECTIVE:

The Gabelli Utility Trust is a closed-end, non-diversified management investment company whose primary objectives are long-term growth of capital and income. The Trust will invest in companies that provide products, services or equipment for the generation or distribution of electricity, gas and water. Additionally, the Trust will invest in companies in telecommunications services or infrastructure operations.


                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

                                             [PHOTO OF MARIO J. GABELLI OMITTED]

                    [MOUNTAIN GRAPHIC OF THE GABELLI UTILITY TRUST LOGO OMITTED]

TO OUR SHAREHOLDERS,

      In our view, the major investment theme for electric, gas and water utilities can be summed up in two words: size matters. Electric generators with a large and geographically diverse portfolio of generating plants can trade around their structural long positions to enhance returns while avoiding the risk of asset concentration in a single market that experiences a hiccup, as all markets do from time to time. Electric, gas and water companies can spread their substantial fixed costs over a larger base of customers, and see the cost per customer decline, enhancing earnings while reducing prices. The current unsettled market conditions seem to have caused the consolidation activity seen to over the past several years to slow for a while, but the underlying economics continue to point to continuing merger and acquisition activity over time. Things seem to be picking up a bit already, and if Congress cooperates, which is always a big question mark, we could be off to the races next year.

INVESTMENT PERFORMANCE

      For the third quarter ended September 30, 2001, The Gabelli Utility Trust's (the "Trust") net asset value ("NAV") fell 5.24% after adjusting for the reinvestment of the $0.15 per share in distributions. The Standard & Poor's ("S&P") Utility Index and the Lipper Utility Fund Average declined 17.91% and 12.60%, respectively, over the same period. The S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Average reflects the average performance of open-end mutual funds classified in this particular category.

      The Trust was up 0.83% for the trailing twelve-month period after adjusting for the reinvestment of the $1.00 per share in distributions. The S&P Utility Index and the Lipper Utility Fund Average fell 24.83% and 22.75%, respectively, over the same twelve-month period. Since inception on July 9, 1999 through September 30, 2001, the Trust had a cumulative total return of 19.97%, including adjustments of $1.60 per share in distributions, which equates to an average annual total return of 8.50%.

      The Trust's shares of beneficial interest ended the third quarter at $8.54 per share on the New York Stock Exchange, a premium to the net asset value of 15.72% and a total return decline of 2.30% for the third quarter. The Trust's common shares rose 15.94% for the trailing twelve-month period after adjusting for all distributions.

OUR APPROACH

      There are nearly 80 publicly traded investor-owned electric utilities in the U.S., and this is at least 50 more than we need from the standpoint of economic efficiency. Stand-alone natural gas distribution companies make no economic sense either; the combination utility model is clearly better. The balkanized structure of the industry is inherently inefficient, and competitive forces are now putting pressure on the marginal players. The big companies feel the need to get bigger, and the small companies are selling out as the cost of staying in the game rises. It is only because of a complex and lengthy merger review and approval process that the industry remains as fragmented as it is. Our investments in regulated utility companies have primarily, though not exclusively, focused on fundamentally sound, reasonably priced mid-cap and small-cap utilities that are likely acquisition targets for large utilities seeking to bulk up. We also like the beneficiaries of developing trends. This has led to our ongoing focus on incumbent local telecommunications companies, natural gas pipelines and storage operators, and wholesale electric generators, another group that is in our opinion increasingly ripe for consolidation.


[PRYAMID GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PYRAMID TEXT AS FOLLOWS:

EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------


      ------------------------------------------------------------------
                   Average Annual Returns - September 30, 2001
                   -------------------------------------------

                                 NAV Average          Investment Average
                               Annual Return (a)       Annual Return (b)
                               -----------------      ------------------

      1 Year ..................      0.83%                   15.94%
      Life of Fund (c) ........      8.50%                   12.56%
      ------------------------------------------------------------------

(a) Life of Fund return based on initial net asset value of $7.50. Total returns and average annual returns reflect changes in net asset value and reinvestment of distributions and are net of expenses. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost.

(b) Life of Fund return based on initial offering price of $7.50. Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange and reinvestment of distributions.

(c) From commencement of investment operations on July 9, 1999.

--------------------------------------------------------------------------------
COMMENTARY

      The third quarter of 2001 was miserable before September 11, and it only got worse after that. The economy was already weak and getting weaker. Seven Federal Reserve Board ("Fed") easings did not seem to be helping. The investment spending binge of the past decade combined with the sudden economic slowdown dropped U.S. capacity utilization below 80% for the first time in a decade, and American businesses slashed capital budgets in response. Lower interest rates will not bring investment spending up; only higher retail demand can do that now.

      September 11 reduced any lingering doubt about whether or not the U.S. is in a recession. It is. The payroll number reported on October 5, covering the period through September 12, was much worse than expected. The number to be reported on November 2, which will reflect the first month of American life after the attack, will be awful. Unemployment, currently at 4.9% and up sharply from less than 4% only a few months ago, seems destined to go up as American businesses batten down the hatches in the face of the storm that is upon us.
Jobs that seemed secure are suddenly seen to be at risk. This is not an environment conducive to robust consumer spending. We have seen the onset of recessions before, and we know what the consumer does. The consumer cuts back and waits to see just how bad it is going to get. The consumer's need to rebuild liquidity in the face of economic uncertainty exacerbates the falloff in demand, and the recession is fully under way. We can't know until after the fact how bad the recession is going to be. The recessions of 1974-75 and 1981-82 were truly awful, while that of 1990-91 was broad based but relatively mild. History tells us that unemployment normally peaks in a recession between 7% and 9%. There is more pain to come in the months ahead.

      Arguing for a relatively mild recession are several factors. Monetary policy at the moment is highly stimulative, and history tells us that when the pundits start pontificating about "the Fed pushing on a string" the monetary stimulus usually starts to kick in. Fiscal policy has turned stimulative as well. President Bush's summer tax cut, widely derided by columnists and policy wonks on the left, looks positively prescient. Whether that is by luck or by design is for history to judge. More tax cuts are coming, sooner rather than later. In addition, government spending, the third leg of the economic stool, is set to rise faster than the 4% spending growth that the administration had targeted. An awful lot of money, much of it from the Federal government, is going to be spent on security. While this represents a dead loss in terms of economic efficiency (security spending does not make or produce anything), it is a lot of money and a lot of jobs.

      Of course, this means that the U.S. is running a deficit again. So what? The U.S. has less debt relative to Gross Domestic Product ("GDP") than any major industrial nation in the world. If a little deficit spending gets the economy growing again, and eventually it will, it is money well spent. Social Security reform will just have to wait for another day.

      What does this mean for utility stock investors? Utility stocks historically have performed relatively well during recessions. Electricity, gas and water usage have some economic sensitivity but not that much. Weather is a lot more important. People and businesses pay their utility bills in good times and bad. Utilities, in addition, are in the best financial shape in decades. Dividend payouts are low, balance sheets are strong, and the quality of earnings is excellent. The stocks are cheap, with many quality stocks trading at 10 times earnings or less. One additional point to consider: the 4% to 6% yields that investors can get on utility stocks looks very attractive compared to what the banks are paying on CDs as the Fed hammers interest rates lower and lower. Utilities have long offered equity investors a safe haven in economic downturns, and this time should be no different.

      Fundamental developments for utilities in the third quarter were generally positive. The lights stayed on in California. The President's energy policy proposals unveiled in May were going nowhere fast, particularly since the Democrats took control of the Senate, but post-September 11 they are back on the front burner in Congress, and we could see legislation on the President's desk by the end of the year. Since it is Congress, of course, you never know until it is done. The President's package contains several items of importance to utilities. The Administration package would substantially reform the Public Utility Holding Company Act (PUHCA), which would allow non-utility companies to invest in utilities in a meaningful way for the first time since 1935. This would be a tremendous spur to utility merger and acquisition activity. The proposal would also allow electric companies to avoid capital gains tax on transmission assets transferred to independent regional transmission operators, and would clarify the tax status of nuclear decommissioning funds. Both proposals, if enacted, would facilitate utility consolidation activity, an ongoing focus of the Trust's investment strategy. Consolidation activity saw some signs of picking up in the third quarter, as German utility giant E.ON agreed to buy American Water Works for a very rich price. In October, the independent power producer ("IPP") Reliant Resources paid up to acquire another IPP, Orion Power. Also in October, Northwest Natural Gas agreed to acquire Portland General Electric from Enron in a pretty reasonably-priced deal that we like a lot. So, things seem to be developing as we hoped, as discussed in our second quarter report: the rhetoric is cooling off, rates are coming down (except in California, and they did it to themselves) and things in utility-land are getting back to normal.

      One thing that we are watching closely with some concern is the risk that regulators will reduce allowed rates of return for utilities as interest rates ratchet down. With interest rates where they are currently, a reasonable allowed return on equity would be in the range of 9.5% to 10.5%. Some utilities that have avoided filing rate cases for years still have allowed returns that are substantially higher. In an economic downturn, industrial and commercial customers are under a lot of pressure to cut costs, and one way of doing that is to complain to regulators that utilities are earning too much money. We are consistently trying to avoid companies that are vulnerable to a regulatory earnings review that could trigger a general rate case.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

BANGOR HYDRO-ELECTRIC CO. (BGR - $26.63 - NYSE) was acquired by Canadian utility Emera Inc. (EMA.TO - $15.95 - Toronto Stock Exchange) on October 10, 2001. Under the agreement reached in June 2000, Emera acquired all of the outstanding common stock of BGR for $26.806 per share in cash. Emera said that the purchase is part of its strategy to grow its businesses outside of Canada. BGR will operate as a standalone division within the company and will be the base for Emera to launch other initiatives in the U.S.

BELLSOUTH CORP. (BLS - $41.55 - NYSE) is the incumbent local exchange carrier serving most of the southeastern U.S. The stock has been held back by investor concern that BellSouth is contemplating a significant domestic acquisition, which we doubt, and by valuation issues in relation to the company's lowered earnings per share ("EPS") growth expectations. The lower earnings guidance was in part due to nonrecurring factors, and also due to the acceleration of the company's digital subscriber line rollout, which will inflate expenses in the near term. BellSouth's management has shown its aversion to dilution over many years, which gives us some comfort about the company's acquisition plans. At 16 times consensus 2002 EPS estimates, BellSouth is statistically the cheapest of the three regional Bells.

CENTURYTEL INC. (CTL - $33.50 - NYSE), based in Monroe, Louisiana, is the eighth largest local telephone company in the U.S., with over 1.8 million access lines in the South and Midwest. CenturyTel also has over 740,000 cellular customers. Through acquisitions, CTL has created clusters of rural telephone and cellular companies within commuting distance of metropolitan areas in states including Wisconsin, Michigan, Ohio, Louisiana and Arkansas. With the $2.2 billion acquisition of Portland-based Pacific Telecom, CenturyTel has added seven states, ten cellular markets and 640,000 access lines to its customer base. The acquired operations have nearly doubled Century's revenues. The company has recently closed acquisitions of 475,000 access lines from Verizon for $1.5 billion. Century recently announced it decision to divest its wireless operations and focus on growing its rural wireline operations. In July, the company received an unsolicited bid from ALLTEL (AT - $57.95 - NYSE) to acquire CenturyTel for $43 per share in cash and ALLTEL stock. CenturyTel management rejected ALLTEL's initial offer.

CH ENERGY GROUP INC. (CHG - $40.60 - NYSE) is the last small New York State public electric utility operating, now that Orange & Rockland and RGS Energy have gone on to utility heaven, which we define as selling out to bigger companies at a rich premium. CH Energy serves the territory directly north of New York City, an area long dominated by IBM. The buyer would almost have to be Energy East, Consolidated Edison, National Grid or Keyspan. The best fit clearly is with Energy East. The buyer could rationalize outside plant operations, eliminate all of the corporate, finance, regulatory and public company overhead, and save a lot of money for the benefit of both shareholders and customers. When the deal happens is hard to say. Energy East has a depressed stock price due to arbitrage pressures, Con Ed is licking its wounds from the Northeast Utilities fiasco and has its hands full and then some since September 11, and the Grid is tied down with Niagara Mohawk until 2002. We think it will happen in more than a year but less than three. Our estimate of the company's private market value ("PMV") is $63, which represents a premium of around 50%.

CINERGY CORP. (CIN - $30.87 - NYSE) is another consolidation play. Cinergy has been to the altar more times than Billy Bob Thornton (or Zsa Zsa Gabor for our more senior shareholders), but never quite got the deal done. The stumbling block has been, as always, "social issues." The logjam may be breaking, however, given the burgeoning stock and option position of Cinergy's senior management team. Cinergy has a mouthwatering portfolio of very low cost coal-fired generating plants, an opportunity to make a lot of money in the deregulating Ohio wholesale generating market, and transmission access that is highly strategic to a bigger buyer. The stock is dirt cheap at 11 times consensus 2002 EPS of $2.90. We think that the stock is cheap because investors have been waiting so long for the sale that many have given up and moved on. At a 10% discount multiple for a premier company, we'll wait.

NIAGARA MOHAWK HOLDINGS INC. (NMK - $16.97 - NYSE) agreed to be acquired by the National Grid of the U.K. in August 2000 for $19 per share in cash and stock. The acquisition is expected to close by the end of 2001, although the Grid is pushing hard to move up the closing date. The New York regulators remain the major hurdle to be cleared. The company's revenue growth prospects are minimal, but its operations are inefficient and its cost structure is bloated. The Grid expects to be able to reduce Niagara Mohawk's cost base by 10% or $90 million. Assuming that the Grid attains its cost reduction targets, which we think are readily attainable, the acquisition will be accretive to the Grid's EPS in the first year.

RGS ENERGY GROUP INC. (RGS - $38.70 - NYSE) is a small electric and gas utility serving metropolitan Rochester, NY, a city that is the economic hub of upstate New York. In February, RGS agreed to be acquired by Energy East, its upstate neighbor, for $39.50 per share. We support this deal. RGS got a good premium for its shareholders while mitigating lingering concerns about the deteriorating outlook for major industrial customers, including Xerox and Eastman Kodak. Energy East is paying a reasonable multiple and is acquiring a company with increasingly valuable and strategic generation assets and a service territory that presents ample scope for cost reduction over time.

SEMCO ENERGY INC. (SEN - $14.35 - NYSE) is a diversified energy and infrastructure company distributing gas to over 367,000 customers in Michigan and Alaska. It also has businesses involved in gas engineering services including pipeline construction and natural gas storage in various regions throughout the United States. The company's propane division is one of the largest suppliers in the Upper Peninsula of Michigan.

MONTHLY DISTRIBUTIONS

      The Gabelli Utility Trust had a $0.05 per share monthly distribution policy in place. The Trust's monthly distribution has been increased by 20% to $0.06 per share beginning in October 2001.

                                Sincerely,
                                /S/ MARIO J. GABELLI, CFA
                                MARIO J. GABELLI, CFA
                                Portfolio Manager and Chief Investment Officer


October 31, 2001

                            THE GABELLI UTILITY TRUST
                            PORTFOLIO OF INVESTMENTS
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                                       MARKET
   SHARES                                                              VALUE
   ------                                                              ------


                COMMON STOCKS -- 71.3%
                AGRICULTURE -- 0.1%
   10,600       Cadiz Inc.+ ....................................     $    90,842
                                                                     -----------
                BUILDING AND CONSTRUCTION -- 1.2%
   15,000       Newport News Shipbuilding Inc. .................       1,008,000
                                                                     -----------
                COMMUNICATIONS EQUIPMENT -- 0.4%
   60,000       Furukawa Electric Co. Ltd. .....................         326,366
                                                                     -----------
                ENERGY AND UTILITIES: ELECTRIC -- 27.8%
   15,742       AES Corp.+ .....................................         201,812
   85,000       Bangor Hydro-Electric Co. ......................       2,263,550
   55,000       Cinergy Corp. ..................................       1,697,850
   10,000       Cleco Corp. ....................................         206,100
  115,000       Conectiv Inc. ..................................       2,702,500
   35,000       DPL Inc. .......................................         851,200
   20,219       DTE Energy Co. .................................         870,428
  164,900       El Paso Electric Co.+ ..........................       2,168,435
    2,000       FPL Group Inc. .................................         107,100
   10,000       GPU Inc. .......................................         403,600
   52,200       Maine Public Service Co. .......................       1,453,770
  250,000       Niagara Mohawk Holdings Inc.+ ..................       4,242,500
  120,000       Northeast Utilities ............................       2,247,600
    1,500       Orion Power Holdings Inc.+ .....................          38,250
   57,000       SCANA Corp. ....................................       1,446,660
   20,000       TECO Energy Inc. ...............................         542,000
   25,000       UIL Holdings Corp. .............................       1,192,250
   20,000       Unisource Energy Corp. .........................         280,000
                                                                     -----------
                                                                      22,915,605
                                                                     -----------
                ENERGY AND UTILITIES: INTEGRATED -- 18.1%
   13,000       Allete .........................................         333,320
   40,000       CH Energy Group Inc. ...........................       1,624,000
   52,000       DQE Inc. .......................................       1,000,480
   15,000       Edison International ...........................         197,400
    7,000       Empire District Electric Co. ...................         143,850
   18,000       Entergy Corp. ..................................         640,080
   50,000       Florida Public Utilities Co. ...................         777,500
   30,000       Madison Gas & Electric Co. .....................         754,500
   33,000       Montana Power Co. ..............................         173,250
   52,000       NSTAR ..........................................       2,178,800
   18,000       PG&E Corp. .....................................         273,600
   40,000       Progress Energy Inc. ...........................          12,000
    5,000       Puget Energy Inc. ..............................         107,450
   98,700       RGS Energy Group Inc. ..........................       3,819,690
    5,000       Sierra Pacific Resources+ ......................          75,500
  140,000       Western Resources Inc. .........................       2,317,000
    7,000       WPS Resources Corp. ............................         240,800
    9,000       Xcel Energy Inc. ...............................         253,350
                                                                       ---------
                                                                      14,922,570
                                                                     -----------


                                                                       MARKET
   SHARES                                                              VALUE
   ------                                                              ------

                ENERGY AND UTILITIES: NATURAL GAS -- 10.8%
   37,000       AGL Resources Inc. .............................       $ 738,890
    2,000       Chesapeake Utilities Corp. .....................          36,700
   34,000       Delta Natural Gas Co. Inc. .....................         680,000
    3,000       Dynegy Inc., Cl. A .............................         103,950
   14,000       National Fuel Gas Co. ..........................         322,420
   12,000       Nicor Inc. .....................................         465,000
   22,000       ONEOK Inc. .....................................         364,320
   19,000       Peoples Energy Corp. ...........................         755,440
   23,000       Piedmont Natural Gas Co. Inc. ..................         716,220
  110,000       SEMCO Energy Inc. ..............................       1,578,500
   17,254       Southern Union Co. .............................         361,126
  130,000       Southwest Gas Corp. ............................       2,756,000
                                                                     -----------
                                                                       8,878,566
                                                                     -----------
                ENERGY AND UTILITIES: WATER -- 5.7%
    8,000       American States Water Co. ......................         296,000
   11,000       Artesian Resources Corp., Cl. A ................         287,870
   26,000       Birmingham Utilities Inc. ......................         413,400
   20,520       California Water Service Group .................         554,040
    7,500       Connecticut Water Service Inc. .................         207,067
   21,200       Middlesex Water Co. ............................         699,600
   45,000       NiSource Inc.+ .................................          95,400
    4,100       Pennichuck Corp. ...............................         131,200
   30,000       Philadelphia Suburban Corp. ....................         787,800
   14,500       SJW Corp. ......................................       1,187,550
    5,250       Southwest Water Co. ............................          74,288
                                                                       ---------
                                                                       4,734,215
                                                                     -----------
                ENVIRONMENTAL SERVICES -- 0.1%
   13,000       Catalytica Energy Systems Inc.+ ................          99,580
                                                                     -----------
                SATELLITE -- 0.5%
   30,000       General Motors Corp., Cl. H+ ...................         399,900
                                                                     -----------
                TELECOMMUNICATIONS -- 6.1%
    2,000       ALLTEL Corp. ...................................         115,900
   15,000       AT&T Canada Inc., Cl. B+ .......................         435,150
   10,000       AT&T Corp. .....................................         193,000
   27,000       BellSouth Corp. ................................       1,121,850
    3,000       British Telecommunications plc, ADR ............         153,450
   30,000       BroadWing Inc.+ ................................         482,400
   52,000       CenturyTel Inc. ................................       1,742,000
   20,000       Citizens Communications Co. ....................         188,000
    5,000       Commonwealth Telephone
                  Enterprises Inc.+ ............................         183,750
   12,000       Conestoga Enterprises Inc. .....................         275,400
   10,000       Deutsche Telekom AG, ADR .......................         155,000
                                                                     -----------
                                                                       5,045,900
                                                                     -----------

                            THE GABELLI UTILITY TRUST
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2001 (UNAUDITED)
                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                             ------
                COMMON STOCKS (CONTINUED)
                WIRELESS COMMUNICATIONS -- 0.5%
     44,000      Nextel Communications Inc., Cl. A+ ............    $   380,160
      2,000      Nextel Partners Inc., Cl. A+ ..................         13,460
                                                                    -----------
                                                                        393,620
                                                                    -----------
                TOTAL COMMON STOCKS ............................     58,815,164
                                                                    -----------

                PREFERRED STOCKS -- 0.7%
                TELECOMMUNICATIONS -- 0.7%
    14,000      Citizens Communications Co.,
                  5.00% Cv. Pfd. ...............................        609,560
                                                                    -----------


  PRINCIPAL                                                            MARKET
   AMOUNT                                                              VALUE
  ---------                                                            ------

                CORPORATE BONDS -- 2.6%
                ENVIRONMENTAL SERVICES -- 2.5%
 $2,050,000     Waste Management Inc., Sub. Deb. Cv.
                  4.00%, 02/01/02 ..............................      2,060,250
                                                                    -----------
                TELECOMMUNICATIONS -- 0.1%
    100,000     Williams Communications Group Inc.
                  10.88%, 10/01/09 .............................         42,000
                                                                    -----------
                TOTAL CORPORATE BONDS ..........................      2,102,250
                                                                    -----------

  PRINCIPAL                                                            MARKET
   AMOUNT                                                              VALUE
  ---------                                                            ------
                U.S. GOVERNMENT OBLIGATIONS -- 21.2%
 17,500,000     U.S. Treasury Bills,
                  3.37% to 3.52%++,
                  due 10/11/01 to 11/15/01 .....................     17,445,155
                                                                    -----------


                REPURCHASE AGREEMENTS -- 4.2%
 $3,495,000     Agreement with State Street
                  Bank & Trust Co.,
                  3.05%, dated 09/28/01,
                  due 10/01/01, proceeds
                  at maturity $3,495,888 (a) ...................    $ 3,495,000
                                                                    -----------

TOTAL INVESTMENTS -- 100.0%
  (Cost $80,833,045) ...........................................     82,467,129

OTHER ASSETS AND
  LIABILITIES (NET) -- (0.0)% ..................................        (15,050)
                                                                    -----------

NET ASSETS -- 100.0%
  (11,175,126 shares outstanding) ..............................    $82,452,079
                                                                    ===========

NET ASSET VALUE
  (82,452,079 / 11,175,126 shares outstanding) .................          $7.38
                                                                          =====

-----------------------------------

                For Federal tax purposes:
                Aggregate cost .................................    $80,833,045
                                                                    ===========
                Gross unrealized appreciation ..................    $ 6,566,659
                Gross unrealized depreciation ..................     (4,932,575)
                                                                    -----------
                Net unrealized appreciation ....................    $ 1,634,084
                                                                    ===========

-----------------------------------

     (a)    Collateralized by U.S. Treasury Bond, 6.625%, due 02/15/27, market value $3,566,852.
     +      Non-income producing security.
     ++     Represents annualized yield at date of purchase.
     ADR -  American Depositary Receipt.

     -------------------------------------------------------------------

                               SELECTED HOLDINGS
                              SEPTEMBER 30, 2001
                              ------------------

     Bangor Hydro-Electric Co.            Cinergy Corp.
     BellSouth Corp.                      Niagara Mohawk Holdings Inc.
     CenturyTel Inc.                      RGS Energy Group Inc.
     CH Energy Group Inc.                 SEMCO Energy Inc.

     -------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Utility Trust ("Utility Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Utility Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Utility Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Utility Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                            The Gabelli Utility Trust
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Utility Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Utility Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Utility Trust valued at market price. If the Utility Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Utility Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Utility Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.


VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Utility Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Utility Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Utility Trust.

                             DIRECTORS AND OFFICERS

                            THE GABELLI UTILITY TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN AND CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Vincent D. Enright
  FORMER SENIOR VICE PRESIDENT AND
  CHIEF FINANCIAL OFFICER,
  KEYSPAN ENERGY CORP.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

John D. Gabelli
  SENIOR VICE PRESIDENT,
  GABELLI & COMPANY, INC.

Robert J. Morrissey
  ATTORNEY-AT-LAW,
  MORRISSEY, HAWKINS & LYNCH

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT,
  PROFESSOR EMERITUS, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.



OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

David I. Schachter
  VICE PRESIDENT & OMBUDSMAN

James E. McKee
  SECRETARY

INVESTMENT ADVISOR
Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN
Boston Safe Deposit and Trust Company

COUNSEL
Skadden, Arps, Slate, Meagher & Flom, LLP

TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company

STOCK EXCHANGE LISTING
                                          COMMON
                                          ------
NYSE-Symbol:                               GUT
Shares Outstanding:                     11,175,126

The Net Asset Value appears in the Publicly Traded
Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

     --------------------------------------------------------------
     For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit
     Gabelli Funds' Internet homepage at: HTTP://WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
     --------------------------------------------------------------


     --------------------------------------------------------------
     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Utility Trust may, from time to time, purchase its shares in the open market when the Utility Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
     --------------------------------------------------------------

THE GABELLI UTILITY TRUST
ONE CORPORATE CENTER
RYE, NY  10580-1434
(914) 921-5070
HTTP://WWW.GABELLI.COM


                                                            THIRD QUARTER REPORT
                                                              SETPEMBER 30, 2001


                                                                     GBFUF 09/01